Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350 (as adopted
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002

I, Nigel Wheeler, the Chief Executive Officer, President and Chief Operating Officer of Trikon Technologies, Inc (the “Company”), do hereby certify to the best of my knowledge and belief that:

1.
The Company’s Annual Report on form 10K for the year ended December 31, 2002 the “Report”) fully complies with the requirements of section 13 (a) of the Securities Exchange Act of 1934 (15 U.S.C. 780(d); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2003

/s/ A NIGEL WHEELER
A Nigel Wheeler
Chief Executive Officer, President and Chie Operating Officer